Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of The Bear Stearns Companies Inc. of our reports dated February 11, 2005 (which reports each express an unqualified opinion and contain or refer to an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123, “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123,” in 2003), relating to the consolidated financial statements and financial statement schedule (Schedule I) of The Bear Stearns Companies Inc., and management’s report on the effectiveness of internal control over financial reporting, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Bear Stearns Companies Inc. for the fiscal year ended November 30, 2004 and to the reference to us under the heading “Experts” in the Prospectuses, which are part of these Registration Statements.

Filed on Form S-3:
Registration Statement No. 33-56009
Registration Statement No. 333-42295
Registration Statement No. 333-43565
Registration Statement No. 333-57083
Registration Statement No. 333-61437
Registration Statement No. 333-66861
Registration Statement No. 333-79417
Registration Statement No. 333-83049
Registration Statement No. 333-31980
Registration Statement No. 333-49876
Registration Statement No. 333-52902
Registration Statement No. 333-76894
Registration Statement No. 333-104455
Registration Statement No. 333-109793
Registration Statement No. 333-121744

Filed on Form S-8:
Registration Statement No. 33-49979
Registration Statement No. 33-50012
Registration Statement No. 33-55804
Registration Statement No. 33-56103
Registration Statement No. 333-16041
Registration Statement No. 333-57661
Registration Statement No. 333-58007
Registration Statement No. 333-66353
Registration Statement No. 333-81901
Registration Statement No. 333-92357
Registration Statement No. 333-50928
Registration Statement No. 333-57460
Registration Statement No. 333-63002
Registration Statement No. 333-74200
Registration Statement No. 333-83580
Registration Statement No. 333-86060
Registration Statement No. 333-101461
Registration Statement No. 333-104006
Registration Statement No. 333-106567
Registration Statement No. 333-106631
Registration Statement No. 333-108976
Registration Statement No. 333-116983

/s/ Deloitte & Touche LLP New York, New York February 11, 2005